Regulatory Requirements And Capital Ratios	12 Months Ended
Dec. 31, 2015
Regulatory Capital Requirements [Abstract]
Regulatory Requirements And Capital Ratios
REGULATORY REQUIREMENTS AND CAPITAL RATIOS

The principal source of income and cash for City Holding (the “Parent Company”) is dividends from City National. Dividends paid by City National to the Parent Company are subject to certain legal and regulatory limitations. Generally, any dividends in amounts that exceed the earnings retained by City National in the current year plus retained net profits for the preceding two years must be approved by regulatory authorities. Approval is also required if dividends declared would cause City National’s regulatory capital to fall below specified minimum levels.  At December 31, 2015, City National could pay dividends up to $18.2 million without prior regulatory permission.

During 2015, the Parent Company used cash obtained from the dividends received primarily to: (1) pay common dividends to shareholders, (2) remit interest payments on the Company’s junior subordinated debentures and (3) fund common stock repurchases for treasury. As of December 31, 2015, the Parent Company reported a cash balance of approximately $46.7 million.  Management believes that the Parent Company’s available cash balance, together with cash dividends from City National, is adequate to satisfy its funding and cash needs in 2016.

In July 2013, the Federal Reserve published the final rules that established a new comprehensive capital framework for banking organizations, commonly referred to as Basel III. These final rules substantially revised the risk-based capital requirements applicable to bank holding companies and depository institutions. The final rule became effective January 1, 2015 for smaller, non-complex banking organizations with full implementation by January 1, 2019.

Regulatory guidelines require the Company to maintain a minimum common equity Tier 1 ("CET 1") capital ratio of 4.5% and a total capital to risk-adjusted assets ratio of 8.0%, with at least one-half of capital consisting of tangible common stockholders’ equity and a minimum Tier 1 leverage ratio of 6.0%. Similarly, City National is also required to maintain minimum capital levels as set forth by various regulatory agencies. Under capital adequacy guidelines, City National is required to maintain minimum CET 1, total capital, Tier 1 capital, and leverage ratios of 4.5%, 8.0%, 6.0%, and 4.0%, respectively. To be classified as “well capitalized,” City National must maintain CET 1, total capital, Tier 1 capital, and leverage ratios of 6.5%, 10.0%, 8.0%, and 5.0%, respectively.

When fully phased in on January 1, 2019, the Basel III Capital Rules will require City Holding and City National to maintain (i) a minimum ratio of CET 1 to risk-weighted assets of at least 4.5%, plus a 2.5% "capital conservation buffer" (which is added to the 4.5% CET 1 ratio as that buffer is phased in, effectively resulting in a minimum ratio of CET 1 to risk-weighted assets of at least 7.0% upon full implementation), (ii) a minimum ratio of Tier 1 capital to risk-weighted assets of at least 6.0%, plus the capital conservation buffer (which is added to the 6.0% Tier 1 capital ratio as that buffer is phased in, effectively resulting in a minimum Tier 1 capital ratio of 8.5% upon full implementation), (iii) a minimum ratio of Total capital (that is, Tier 1 plus Tier 2) to risk-weighted assets of at least 8.0%, plus the capital conservation buffer (which is added to the 8.0% total capital ratio as that buffer is phased in, effectively resulting in a minimum total capital ratio of 10.5% upon full implementation) and (iv) a minimum leverage ratio of 4.0%, calculated as the ratio of Tier 1 capital to average assets (as compared to a current minimum leverage ratio of 3.0% for banking organizations that either have the highest supervisory rating or have implemented the appropriate federal regulatory authority's risk-adjusted measure for market risk).

The implementation of the capital conservation buffer will begin on January 1, 2016 at the 0.625% level and be phased in over a four-year period (increasing by that amount on each subsequent January 1, until it reaches 2.5% on January 1, 2019). The Basel III Capital Rules also provide for a “countercyclical capital buffer” that is applicable to only certain covered institutions and does not have any current applicability to City Holding Company or City National Bank.

The aforementioned capital conservation buffer is designed to absorb losses during periods of economic stress. Banking institutions with a ratio of CET 1 capital to risk-weighted assets above the minimum but below the conservation buffer (or below the combined capital conservation buffer and countercyclical capital buffer, when the latter is applied) will face constraints on dividends, equity repurchases and compensation based on the amount of the shortfall.

The Company’s regulatory capital ratios for both City Holding and City National are illustrated in the following tables (in thousands):

December 31, 2015	Actual		Minimum Required - Basel III Phase-In Schedule		Minimum Required - Basel III Fully Phased-In (*)		Required to be Considered Well Capitalized
	Capital Amount	Ratio	Capital Amount	Ratio	Capital Amount	Ratio	Capital Amount	Ratio

CET 1 Capital
City Holding Company	$345,620	13.7%	$113,919	4.5%	$177,207	7.0%	$164,549	6.5%
City National Bank	264,812	10.5%	113,209	4.5%	176,103	7.0%	163,524	6.5%
Tier 1 Capital
City Holding Company	361,620	14.3%	151,891	6.0%	215,180	8.5%	202,522	8.0%
City National Bank	288,752	11.5%	150,945	6.0%	213,839	8.5%	201,260	8.0%
Total Capital
City Holding Company	382,180	15.1%	202,522	8.0%	265,810	10.5%	253,152	10.0%
City National Bank	308,804	12.3%	201,260	8.0%	264,154	10.5%	251,575	10.0%
Tier 1 Leverage Ratio
City Holding Company	361,620	10.2%	142,521	4.0%	142,521	4.0%	178,151	5.0%
City National Bank	288,752	8.1%	141,874	4.0%	141,874	4.0%	177,343	5.0%

(*) Represents the minimum required capital levels as of January 1, 2019 when Basel III Capital Rules have been fully phased in.

December 31, 2014:	Actual		Minimum Required for Capital Adequacy Purposes		Required to be Considered Well Capitalized
	Capital Amount	Ratio	Capital Amount	Ratio	Capital Amount	Ratio

Tier 1 Capital
City Holding Company	$333,163	13.4%	$99,723	4.0%	$149,585	6.0%
City National Bank	294,870	11.9%	99,037	4.0%	148,556	6.0%
Total Capital
City Holding Company	353,873	14.2%	199,446	8.0%	249,308	10.0%
City National Bank	315,095	12.7%	198,074	8.0%	247,593	10.0%
Tier 1 Leverage Ratio
City Holding Company	333,163	9.9%	134,721	4.0%	168,402	5.0%
City National Bank	294,870	8.8%	133,991	4.0%	167,489	5.0%

As of December 31, 2015, management believes that City Holding Company, and its banking subsidiary, City National, were “well capitalized.” City Holding is subject to regulatory capital requirements administered by the Federal Reserve, while City National is subject to regulatory capital requirements administered by the Office of the Comptroller of the Currency (“OCC”) and the Federal Deposit Insurance Corporation (“FDIC”). Regulatory agencies can initiate certain mandatory actions if either City Holding or City National fails to meet the minimum capital requirements, as shown above. As of December 31, 2015, management believes that City Holding and City National meet all capital adequacy requirements.